Exhibit 99.1

Elastic Nominates Julia Liuson to Board of Directors

Veteran Microsoft technology executive brings deep expertise in AI, developer platforms and enterprise technology

SAN FRANCISCO, August 27, 2026 — Elastic (NYSE: ESTC) today announced that it has nominated Julia Liuson to its Board of Directors.

Liuson is a veteran technology executive with more than three decades of experience spanning software engineering, AI, developer platforms and enterprise technology. She most recently served as President of Microsoft’s Developer Division, where she led technology and business strategy for Microsoft’s developer tools and Azure developer platform. Her portfolio also included GitHub, where she helped drive the integration of AI into software development through GitHub Copilot.

Liuson joins Elastic at a time when AI is reshaping each of the markets the company serves. Organizations are building a new generation of AI applications and agents that can increasingly reason, act, and make decisions on behalf of users. They are also applying AI to some of the hardest problems in observability and security, from investigating and resolving complex system issues to enabling more agentic security operations. Across these use cases, access to relevant, trusted context is critical. Elastic is positioned to provide that context layer by connecting AI applications and agents to large volumes of relevant, trusted enterprise data in real time.

“The next phase of AI is not just about better models. It is about giving those models and agents the context they need to reason, act and deliver reliable outcomes in production,” said Ash Kulkarni, CEO of Elastic. “That creates a significant opportunity for Elastic to become the critical context layer for the next generation of AI applications. Julia has spent her career helping developers turn major technology shifts into products used at global scale, and her experience will be invaluable as we pursue that opportunity.”

“AI is changing not only how software is built, but how software operates,” said Liuson. “As applications become more agentic, they need access to the right information at the right time, with the relevance, trust and operational visibility required in real-world environments. I’ve had the opportunity to get to know Elastic and its leadership over a number of years, and I’m excited to join the Board. I’ve been impressed by the company’s technology, its commitment to developers and its approach to helping developers close the gap between AI prototypes and production systems.”

Liuson joined Microsoft in 1992 as a software design engineer and went on to hold a series of technical and executive leadership roles during her more than three decades with the company. She became corporate vice president of the Developer Division in 2012 and president of the Developer Division in 2021. During her tenure, she helped shape Microsoft’s strategy across developer tools and platforms, including Visual Studio, Visual Studio Code, .NET, Azure developer services and GitHub, and played a leadership role in bringing AI into the software development process.

Liuson currently serves on the boards of Cadence Design Systems, Inc. and private company Wanderboat.AI, an AI travel planning and local discovery platform. She is also a board observer at Schneider Electric SE. Liuson holds a bachelor’s degree in electrical and computer engineering from the University of Washington and was inducted into the Women in Technology International Hall of Fame in 2019.

Pursuant to Dutch law, Ms. Liuson’s nomination to the Board of Directors is subject to a shareholder vote, to be held at the annual general shareholder meeting in October 2026 (the “2026 AGM”). Upon her election to the Board, Ms. Liuson will also be appointed to serve as a member of the Company’s Compensation Committee.

Separately, Caryn Marooney notified the Board that she will not be standing for re-appointment as a non-executive director following the expiration of her term in October 2026.

“Caryn has been a truly valued member of our Board and a trusted advisor to Elastic as we have grown from a startup to a multi-billion dollar infrastructure technology company,” said Kulkarni. “I am grateful for the insight, experience and commitment she has brought to Elastic and for her many contributions to the company over these years. On behalf of the entire Board, I want to thank Caryn for her service and wish her the very best.”

About Elastic

Elastic (NYSE: ESTC) integrates its deep expertise in search technology with artificial intelligence to help everyone transform all of their data into answers, actions, and outcomes. The Elasticsearch Platform, which is the foundation for its search, observability, and security solutions, is used by thousands of companies, including more than 50% of the Fortune 500. Learn more at elastic.co.

Important Additional Information and Where You Can Find It

The Company intends to file a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the election of Julia Liuson to the Company’s Board of Directors (the “Director Election”), along with other matters, to be voted upon at the 2026 AGM. Anyone who is a shareholder of record or beneficial owner of the Company’s shares as of the record date will be entitled to vote their shares at the 2026 AGM.

This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY’S 2026 AGM, INCLUDING THE DIRECTOR ELECTION. Shareholders will be able to obtain free copies of the Proxy Statement (when it becomes available), any solicitation materials and any other documents filed with the SEC by the

Company through the website maintained by the SEC at www.sec.gov or by contacting the Company’s Investor Relations department at ir@elastic.co.

Participants in the Solicitation

The directors and executive officers of the Company may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Director Election. Information regarding the interests of participants in the solicitation of proxies in respect of the 2026 AGM will be included in the Proxy Statement.

Forward-Looking Statements

Certain statements herein are forward-looking statements that are subject to risks and uncertainties, which include but are not limited to, statements regarding the nomination and appointment of Ms. Liuson, assessments of the strength of our solutions and products, our future growth and opportunities, and the estimated impacts of AI. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Our expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to the future conduct and growth of Elastic’s business and the markets in which Elastic operates. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption "Risk Factors" and elsewhere in our most recent filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2026 and any subsequent reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic's website at ir.elastic.co and the SEC's website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release, except as required by law.

Elastic and associated marks are trademarks or registered trademarks of elasticsearch B.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Media Contact

Alexia Russell, VP, Corporate Communications, Elastic
PR-team@elastic.co